                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and director of Sonat Inc., does hereby constitute and appoint Ronald L. Kuehn, Jr.; Thomas W. Barker, Jr.; Ronald B. Pruet, Jr.; James A. Rubright and John C. Griffin, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Sonat Inc. or as an officer or director of Sonat Inc.) the Sonat Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 1994, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to Section 13 and 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 23rd day of February, 1995.



                                              /s/ Ronald L. Kuehn, Jr.
                                          ----------------------------
                                              Ronald L. Kuehn, Jr.

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Sonat Inc., does hereby constitute and appoint Ronald L. Kuehn, Jr.; Thomas W. Barker, Jr.; Ronald B. Pruet, Jr.; James A. Rubright and John C. Griffin, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Sonat Inc. or as a director of Sonat Inc.) the Sonat Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 1994, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 23rd day of February, 1995.





                                               /s/ William O. Bourke
                                          -------------------------------
                                                   William O. Bourke

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Sonat Inc., does hereby constitute and appoint Ronald L. Kuehn, Jr.; Thomas W. Barker, Jr.; Ronald B. Pruet, Jr.; James A. Rubright and John C. Griffin, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Sonat Inc. or as a director of Sonat Inc.) the Sonat Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 1994, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 23rd day of February, 1995.





                                                  /s/ John J. Creedon
                                             -----------------------------
                                                      John J. Creedon

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Sonat Inc., does hereby constitute and appoint Ronald L. Kuehn, Jr.; Thomas W. Barker, Jr.; Ronald B. Pruet, Jr.; James A. Rubright and John C. Griffin, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Sonat Inc. or as a director of Sonat Inc.) the Sonat Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 1994, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 23rd day of February, 1995.





                                              /s/ Roberto C. Goizueta
                                         ---------------------------------
                                                  Roberto C. Goizueta

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Sonat Inc., does hereby constitute and appoint Ronald L. Kuehn, Jr.; Thomas W. Barker, Jr.; Ronald B. Pruet, Jr.; James A. Rubright and John C. Griffin, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Sonat Inc. or as a director of Sonat Inc.) the Sonat Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 1994, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 23rd day of February, 1995.





                                              /s/ Robert J. Lanigan
                                         -------------------------------
                                                  Robert J. Lanigan

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Sonat Inc., does hereby constitute and appoint Ronald L. Kuehn, Jr.; Thomas W. Barker, Jr.; Ronald B. Pruet, Jr.; James A. Rubright and John C. Griffin, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Sonat Inc. or as a director of Sonat Inc.) the Sonat Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 1994, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 23rd day of February, 1995.





                                                /s/ Charles Marshall
                                           ------------------------------
                                                    Charles Marshall

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Sonat Inc., does hereby constitute and appoint Ronald L. Kuehn, Jr.; Thomas W. Barker, Jr.; Ronald B. Pruet, Jr.; James A. Rubright and John C. Griffin, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Sonat Inc. or as a director of Sonat Inc.) the Sonat Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 1994, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 4th day of March, 1995.





                                             /s/ Benjamin F. Payton
                                        --------------------------------
                                                 Benjamin F. Payton

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Sonat Inc., does hereby constitute and appoint Ronald L. Kuehn, Jr.; Thomas W. Barker, Jr.; Ronald B. Pruet, Jr.; James A. Rubright and John C. Griffin, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Sonat Inc. or as a director of Sonat Inc.) the Sonat Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 1994, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 23rd day of February, 1995.





                                            /s/ John J. Phelan, Jr.
                                       ---------------------------------
                                                John J. Phelan, Jr.

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Sonat Inc., does hereby constitute and appoint Ronald L. Kuehn, Jr.; Thomas W. Barker, Jr.; Ronald B. Pruet, Jr.; James A. Rubright and John C. Griffin, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Sonat Inc. or as a director of Sonat Inc.) the Sonat Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 1994, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 23rd day of February, 1995.





                                         /s/  Jerome J. Richardson
                                    -----------------------------------
                                              Jerome J. Richardson

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Sonat Inc., does hereby constitute and appoint Ronald L. Kuehn, Jr.; Thomas W. Barker, Jr.; Ronald B. Pruet, Jr.; James A. Rubright and John C. Griffin, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Sonat Inc. or as a director of Sonat Inc.) the Sonat Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 1994, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 23rd day of February, 1995.





                                              /s/ Donald G. Russell
                                         -------------------------------
                                                  Donald G. Russell

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Sonat Inc., does hereby constitute and appoint Ronald L. Kuehn, Jr.; Thomas W. Barker, Jr.; Ronald B. Pruet, Jr.; James A. Rubright and John C. Griffin, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Sonat Inc. or as a director of Sonat Inc.) the Sonat Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 1994, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 23rd day of February, 1995.





                                                /s/ L. Edwin Smart
                                           ----------------------------
                                                    L. Edwin Smart

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Sonat Inc., does hereby constitute and appoint Ronald L. Kuehn, Jr.; Thomas W. Barker, Jr.; Ronald B. Pruet, Jr.; James A. Rubright and John C. Griffin, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Sonat Inc. or as a director of Sonat Inc.) the Sonat Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 1994, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 23rd day of February, 1995.





                                            /s/ Adrian M. Tocklin
                                       -------------------------------
                                                Adrian M. Tocklin

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Sonat Inc., does hereby constitute and appoint Ronald L. Kuehn, Jr.; Thomas W. Barker, Jr.; Ronald B. Pruet, Jr.; James A. Rubright and John C. Griffin, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Sonat Inc. or as a director of Sonat Inc.) the Sonat Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 1994, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 23rd day of February, 1995.





                                           /s/ James B. Williams
                                      -------------------------------
                                               James B. Williams

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Sonat Inc., does hereby constitute and appoint Ronald L. Kuehn, Jr.; Thomas W. Barker, Jr.; Ronald B. Pruet, Jr.; James A. Rubright and John C. Griffin, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Sonat Inc. or as a director of Sonat Inc.) the Sonat Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 1994, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 23rd day of February, 1995.





                                              /s/ Joe B. Wyatt
                                         --------------------------
                                                  Joe B. Wyatt